Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK MELLON

(formerly The Bank of New York)

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF December 31, 2011

Trust	Fund	Effective
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2005 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2010 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2015 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2020 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2025 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2030 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2035 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom 2040 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Advisor Freedom Income Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2000 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2005 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2010 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2015 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2020 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2025 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2030 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2035 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom 2040 Fund	January 1, 2007
Fidelity Aberdeen Street Trust	Fidelity Freedom Income Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Floating Rate High Income Fund	June 29, 2007
Fidelity Advisor Series I	Fidelity Advisor High Income Advantage Fund	June 29, 2007
Fidelity Advisor Series I	Fidelity Advisor High Income Fund	June 29, 2007
Fidelity Advisor Series I	Fidelity Real Estate High Income Fund	June 29, 2007
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund	January 1, 2007
Fidelity Advisor Series IV	Fidelity Institutional Short-Intermediate Government Fund	January 1, 2007
Fidelity Central Investment Portfolios II LLC	Fidelity Corporate Bond 1-10 Year Central Fund	June 29, 2007
Fidelity Colchester Street Trust	Government Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Money Market Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Prime Money Market Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Treasury Only Portfolio	January 1, 2007
Fidelity Colchester Street Trust	Treasury Portfolio	January 1, 2007
Fidelity Income Fund	Fidelity GNMA Fund	January 1, 2007
Fidelity Income Fund	Fidelity Government Income Fund	January 1, 2007
Fidelity Income Fund	Fidelity Intermediate Government Income Fund	January 1, 2007
Fidelity Newbury Street Trust	Prime Fund	January 1, 2007
Fidelity Newbury Street Trust	Treasury Fund	January 1, 2007
Fidelity Oxford Street Trust	Fidelity Four-in-One Index Fund	January 1, 2007
Fidelity Phillips Street Trust	Fidelity Cash Reserves	January 1, 2007
Fidelity Salem Street Trust	Fidelity Global Strategies Fund	October 28, 2007
Fidelity Salem Street Trust	Fidelity Intermediate Bond Fund	June 29, 2007
Fidelity Salem Street Trust	Fidelity Series Investment Grade Bond Fund	October 5, 2008
Fidelity Salem Street Trust	Fidelity Short-Term Bond Fund	January 1, 2007
Fidelity Salem Street Trust	Money Market Portfolio	June 29, 2007
Fidelity Salem Street Trust	Spartan Intermediate Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan Long-Term Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan Short-Term Treasury Bond Index Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan U.S. Bond Index Fund	June 29, 2007
Fidelity Summer Street Trust	Fidelity Capital & Income Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity High Income Fund	June 29, 2007
Fidelity Summer Street Trust	Fidelity Series Floating Rate High Income Fund	October 20, 2011
Variable Insurance Products Fund	High Income Portfolio	January 1, 2007
Variable Insurance Products Fund V	Investment Grade Bond Portfolio	June 29, 2007
Variable Insurance Products Fund V	Money Market Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 20% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 50% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 60% Portfolio	August 19, 2007
Variable Insurance Products Fund V	FundsManager 70% Portfolio	June 29, 2007
Variable Insurance Products Fund V	FundsManager 85% Portfolio	June 29, 2007

1. Fidelity Fixed-Income Trust changed its name to Fidelity Salem Street Trust effective 10/14/11.

2. Fidelity Salem Street Trust: Fidelity Dynamic Strategies Fund changed its name to Fidelity Global Strategies Fund effective 6/1/11.

3. The addition of Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund effective October 20, 2011.

Each of the Investment Companies Listed on Appendix "A" At tached Hereto, on Behalf of each of Their Respective Portfolios By:/s/Jeffrey Christian Name: Jeffrey Christian Title: Deputy Treasurer	The Bank of New York Mellon By:/s/Claire Driscoll Name: Claire Driscoll Title: Vice President